Exhibit 99.1

News Release

TranSwitch Corporation Announces

Fourth Quarter 2012 Financial Results

SHELTON, CT – February 12, 2013 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for multimedia connectivity and processing, today announced financial results for the fourth quarter ended December 31, 2012.

Net revenues for the fourth quarter of 2012 were approximately $5.6 million, as compared to net revenues of $4.8 million for the third quarter of 2012 and $6.3 million for the fourth quarter of 2011. Net loss for the fourth quarter of 2012 was ($3.1) million, or ($0.09) per basic and diluted common share, as compared to a net loss of ($3.0) million, or ($0.09) per basic and diluted common share for the third quarter of 2012, and a net loss of ($11.9) million, or ($0.39) per basic and diluted common share for the fourth quarter of 2011.

The GAAP gross margin for the fourth quarter was 75%. This is compared to the Company's GAAP gross margin of 64% for the third quarter of 2012, and 58% for the fourth quarter of 2011.

Total non-GAAP operating expenses for the fourth quarter of 2012 were $5.6 million, as compared to $5.7 million in the third quarter of 2012 and $7.7 million in the fourth quarter of 2011. Non-GAAP operating expenses for the fourth quarter of 2012 exclude $0.1 million in amortization of purchase price intangibles, $0.7 million in stock-based compensation, $0.6 million in intangible impairments and $0.4 million in restructuring charges, along with a benefit of $0.2 million from the reversal of accrued royalties. Total GAAP operating expenses for the fourth quarter of 2012 were $7.2 million, as compared to $6.0 million in the third quarter of 2012 and $15.4 million in the fourth quarter of 2011.

Non-GAAP operating loss for the fourth quarter of 2012 was ($1.4) million, compared to a non-GAAP operating loss of ($2.7) million for the third quarter of 2012 and a non-GAAP operating loss of ($4.1) million for the fourth quarter of 2011. On a GAAP basis, the operating loss for the fourth quarter of 2012 was ($3.0) million, compared to an operating loss of ($2.9) million for the third quarter of 2012 and an operating loss of ($11.8) million for the fourth quarter of 2011.

Non-GAAP net loss for the fourth quarter of 2012 was ($1.5) million, or ($0.04) per share, compared with a non-GAAP net loss of ($2.7) million, or ($0.08) per share, for the third quarter of 2012 and a non-GAAP net loss of ($4.2) million, or ($0.14) per share, for the fourth quarter of 2011.

Further information about non-GAAP measures is provided below and a reconciliation of the non-GAAP measures to the comparable GAAP results is provided after the financial statements attached to this release.

“We continued to make progress in the fourth quarter toward our business objectives,” stated Dr. M. Ali Khatibzadeh, President and CEO of TranSwitch Corporation. “Our financial metrics improved with an approximately 18% sequential increase in quarterly revenue and an increase in gross margin to 75%, driven by a favorable mix of IP licensing revenue. More importantly, on the new video connectivity business, we are tracking to our customer and sales expansion plans. Starting with our first customer at the beginning of the quarter, we exited the fourth quarter by commencing production shipments of HDplay™ products for four customers. We anticipate the list of active HDplay™ customers to grow to seven by the end of the first quarter of 2013 and to continuously increase throughout 2013. We have announced some of our new customers during the quarter and more recently. Our list of new customer opportunities for HDplay™ products has increased to over 70 potential customers and we anticipate a marked increase in revenue in the second half of 2013 as more customers reach production phase. Another important catalyst in the ramp of our new business has been the introduction at the 2013 CES of the new members of the HDplay™ product family, which support the new MHL mobile video connectivity standard , in addition to HDMI and DisplayPort , for pico projectors, digital TV’s and other applications. MHL is becoming widely adopted by smart phone and tablet OEM’s with over 220Mu installed base and rapid growth in forecasted volume. TranSwitch is the first company to announce a multi-mode transceiver covering all three major standards. With regards to improving our balance sheet, we have signed an agreement for the sale of one set of our legacy telecom patents and continue to market the balance of our legacy patent portfolio. We will report financial information relating to patent transactions only after the contracts are concluded and closed.”

Additional details on TranSwitch’s fourth quarter 2012 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-325-2361 and reference confirmation code: 4955948. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through February 23, 2013. To access the replay, dial 719-457-0820 and enter confirmation code: 4955948. Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

About TranSwitch Corporation

TranSwitch Corporation (Nasdaq:TXCC)  provides innovative integrated circuit (IC) and intellectual property (IP) solutions that deliver core functionality for video, voice, and data communications equipment for the customer premises and network infrastructure markets.  For the customer-premises market, we offer multi-standard, high-speed interconnect solutions enabling the distribution and presentation of high-definition (HD) video and data content for consumer electronics applications. We also provide a family of best-in-class communications processors.  For the network infrastructure market we provide integrated multi-core network processor System-on-a-Chip (SoC) solutions for Fixed, 3G and 4G Mobile, VoIP and Multimedia applications.   TranSwitch’s customers are leading consumer electronics and telecom equipment companies around the globe.  For more information, please visit www.transwitch.com or follow us at Facebook or Twitter.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results, involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch’s products and products developed by TranSwitch’s customers; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks in technology development and commercialization; risks of failing to attract and retain key managerial and technical personnel; risks relating to TranSwitch’s available cash; risks associated with acquiring new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits from the reversal of accrued royalties. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance as the Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits from the reversal of accrued royalties provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

For more information contact:

Robert A. Bosi
Vice President and Chief Financial Officer
Phone: 203.929.8810 ext. 2465

Mary Lombardo

Investor Relations

Phone: 203.929.8810 ext. 2254

TranSwitch Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except for per share amounts)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2012	Sep 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011
Net revenues:
Product revenues	$3,148	$1,631	$5,018	$10,315	$19,700
Intellectual property and service revenues	2,472	3,121	1,292	7,563	8,555
Total net revenues	5,620	4,752	6,310	17,878	28,255

Cost of revenues:
Cost of product revenues	1,045	694	2,131	3,724	6,641
Provision for excess and obsolete inventories	264	154	42	869	228
Cost of service revenues	94	844	499	1,274	3,454
Total cost of revenues	1,403	1,692	2,672	5,867	10,323
Gross profit	4,217	3,060	3,638	12,011	17,932

Operating expenses:
Research and development	3,553	3,325	5,158	15,892	18,885
Marketing and sales	928	1,144	1,499	5,031	7,335
General and administrative	1,838	1,851	1,758	7,751	7,457
Restructuring charges	426	—	(6,949)	1,427	(5,558)
Impairment of goodwill and other intangibles	648	—	14,312	648	14,312
Reversal of accrued royalties	(171)	(332)	(333)	(1,003)	(2,363)
Total operating expenses	7,222	5,988	15,445	29,746	40,068
Operating loss (Note 1)	(3,005)	(2,928)	(11,807)	(17,735)	(22,136)

Other (expense) income:
Other income (expense)	(30)	41	8	(33)	18
Interest income (expense):
Interest income	(14)	32	25	58	125
Interest expense	(46)	(37)	(6)	(124)	(243)
Interest (expense) income, net	(60)	(5)	19	(66)	(118)
Total other income (expense), net	(90)	36	27	(99)	(100)

Loss before income taxes	(3,095)	(2,892)	(11,780)	(17,834)	(22,236)
Income tax expense	47	108	157	388	636
Net loss	$(3,142)	$(3,000)	$(11,937)	$(18,222)	$(22,872)

Net loss per common share – basic and diluted	$(0.09)	$(0.09)	$(0.39)	$(0.55)	$(0.82)

Weighted average common shares outstanding – basic and diluted	35,907	34,269	30,555	33,130	27,911

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$7	$8	$6	$7	$54
Research and development	198	147	156	543	780
Marketing and sales	131	93	107	374	468
General and administrative	376	259	269	1,213	1,172
Total	$712	$507	$538	$2,137	$2,474

TranSwitch Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$2,244	$7,554
Accounts receivable, net	4,238	6,375
Inventories	748	1,988
Prepaid expenses and other current assets	1,409	1,876

Total current assets	8,639	17,793

Property and equipment, net	1,111	1,355
Goodwill	5,271	5,271
Other intangible assets, net	548	1,461
Other assets	2,028	1,738

Total assets	$17,597	$27,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank debt	$2,432	$—
Accounts payable, accrued expenses and other current liabilities	10,457	10,932
Current portion of restructuring liabilities	2,016	1,995

Total current liabilities	14,905	12,927

Restructuring liabilities	1,463	2,485

Total liabilities	16,368	15,412

Total stockholders’ equity	1,229	12,206

Total liabilities and stockholders’ equity	$17,597	$27,618

TRANSWITCH CORPORATION

Supplemental Reconciliation of GAAP Results to Non-GAAP

(Unaudited)

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	Dec 31,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2012	2012	2011	2012	2011
GAAP gross profit	$4,217	$3,060	$3,638	$12,011	$17,932
Add:
Stock-based compensation	7	8	6	7	54
Non-GAAP gross profit	$4,224	$3,068	$3,644	$12,018	$17,986

GAAP gross margin	75.0%	64.4%	57.7%	67.2%	63.5%
Stock-based compensation	0.1%	0.2%	0.1%	0.0%	0.2%
Non-GAAP gross margin	75.2%	64.6%	57.7%	67.2%	63.7%

GAAP research and development expenses	$3,553	$3,325	$5,158	$15,892	$18,885
Less:
Amortization of purchase accounting intangibles	7	38	39	122	379
Stock-based compensation	198	147	156	543	780
Non-GAAP research and development expenses	$3,348	$3,140	$4,963	$15,227	$17,726

GAAP selling, general, and administrative expenses	$2,766	$2,995	$3,257	$12,782	$14,792
Less:
Amortization of purchase accounting intangibles	25	39	127	143	976
Stock-based compensation	507	352	376	1,587	1,640
Non-GAAP selling, general, and administrative expenses	$2,234	$2,604	$2,754	$11,052	$12,176

GAAP operating expenses	$7,222	$5,988	$15,445	$29,746	$40,068
Less:
Amortization of purchase accounting intangibles	32	77	166	265	1,355
Stock-based compensation	705	499	532	2,130	2,420
Reversal of accrued royalties and other	(171)	(332)	(333)	(1,003)	(2,363)
Impairment of goodwill and intangibles	648	-	14,312	648	14,312
Restructuring charges	426	-	(6,949)	1,427	(5,558)
Non-GAAP operating expenses	$5,582	$5,744	$7,717	$26,279	$29,902
Non-GAAP operating loss	$(1,358)	$(2,676)	$(4,073)	$(14,261)	$(11,916)

GAAP net loss	$(3,142)	$(3,000)	$(11,937)	$(18,222)	$(22,872)
Add:
Amortization of purchase accounting intangibles	32	77	166	265	1,355
Stock-based compensation	712	507	538	2,137	2,474
Reversal of accrued royalties and other	(171)	(332)	(333)	(1,003)	(2,363)
Impairment of goodwill and intangibles	648	-	14,312	648	14,312
Restructuring charges	426	-	(6,949)	1,427	(5,558)
Non-GAAP net loss	$(1,495)	$(2,748)	$(4,203)	$(14,748)	$(12,652)

Non-GAAP basic net loss per share	$(0.04)	$(0.08)	$(0.14)	$(0.45)	$(0.45)
Basic shares used to calculate non-GAAP net loss per share	35,907	34,269	30,555	33,130	27,911